SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

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                                    FORM 8K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         November 1, 2000
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                            The Liberty Corporation
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               (Exact name of Registrant as Specified in Charter)


       South Carolina               1-5846                        57-0507055
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(State or Other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation)                Number)                Identification No.)


2000 Wade Hampton Boulevard, Greenville, SC                             29615
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code          (864) 609-8256
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                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

      On November 1, 2000, The Liberty Corporation ("Liberty") completed the sale of its wholly-owned insurance subsidiaries, Liberty Life Insurance Company, Liberty Insurance Services Corporation, The Liberty Marketing Corporation, LC Insurance Limited and Liberty Capital Advisors, Inc., to the Royal Bank of Canada ("RBC"), a Canadian-chartered bank, for a total of $646,200,000 million, consisting of a dividend from Liberty Life Insurance Company of $70,000,000 and the balance in cash.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

Exhibits   Description
--------   -----------

99.1       Press Release, dated as of November 1, 2000, of The Liberty
           Corporation

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE LIBERTY CORPORATION


                                   By: /s/ Martha Williams
                                      ------------------------------------------
                                        Name:  Martha Williams
                                        Title: Vice President, General Counsel
                                               and Secretary

November 1, 2000

                                 EXHIBIT INDEX

Exhibits  Description
--------  -----------
99.1      Press Release, dated as of November 1, 2000, of The Liberty
          Corporation